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                                                                     EXHIBIT 4.6

                                                                  EXECUTION COPY








          ------------------------------------------------------------



                              INLAND STEEL COMPANY

                                       TO


                       THE FIRST NATIONAL BANK OF CHICAGO

                                       AND


                                 JOHN G. FINLEY
                                   As Trustees



                                   ----------


                            Thirty-Sixth Supplemental

                                    Indenture

                                   ----------



                            DATED AS OF JULY 16, 1998



         -------------------------------------------------------------





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         Thirty-Sixth Supplemental Indenture dated as of July 16, 1998 made by
Inland Steel Company, a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes called the "Company" ), party of the first part, to The First National Bank of Chicago, a national banking association having its office in the City of Chicago, State of Illinois (hereinafter sometimes called the "Corporate Trustee" ), and John G. Finley, of the City of Naperville, State of Illinois (hereinafter sometimes called the "Individual Trustee" ), as successor trustees under the First Mortgage from the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees, dated April 1, 1928, parties of the second part (the Corporate Trustee and the Individual Trustee being hereinafter collectively sometimes called the "Trustees" ):

         Whereas, the Company heretofore executed and delivered to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (the Corporate Trustee being the successor corporate trustee to said First Trust and Savings Bank and the Individual Trustee being the successor individual trustee to said Melvin A. Traylor), its First Mortgage Indenture, dated April 1, 1928 (the term "First Mortgage" wherever used herein meaning and including, unless the context shall otherwise require, said First Mortgage Indenture, dated April 1, 1928, as amended, and all indentures supplemental thereto), to secure the payment of the principal of and interest on bonds of the Company to be known as the "First Mortgage Bonds" of the Company (hereinafter sometimes called the "Bonds" ); and

         Whereas, there have heretofore been authenticated and delivered by the Corporate Trustee (or its predecessor) under the First Mortgage (a) $30,000,000 aggregate principal amount of First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series A, dated April 1, 1928 and maturing April 1, 1978, and
(b) $15,000,000 aggregate principal amount of First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series B, dated February 1, 1931 and maturing February 1, 1981, and (c) $10,000,000 aggregate principal amount of First Mortgage Three Per Cent. Serial Bonds, Series C, dated January 1, 1936 and maturing serially in the principal amount of $1,000,000 on January 1 of each year from 1937 to 1946 (inclusive), and (d) $35,000,000 aggregate principal amount of First Mortgage 3-3/4% Bonds, Series D, dated February 1, 1936 and maturing February 1, 1961, and (e) $10,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series E, dated January 15, 1937 and maturing January 15, 1952, and (f) $36,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series F, dated April 1, 1940 and maturing April 1, 1961, and (g) $50,000,000 aggregate principal amount of First Mortgage 2.65% Bonds, Series G, dated November 1, 1946 and maturing November 1, 1976, and (h) $20,000,000 aggregate principal amount of First Mortgage 3% Bonds, Series H, dated August 1, 1948 and maturing August 1, 1978, and (i) $25,000,000 aggregate principal amount of



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First Mortgage 3.20% Bonds, Series I, dated March 1, 1952 and maturing March 1,
1982, and (j) $50,000,000 aggregate principal amount of First Mortgage 3-1/2% Bonds, Series J, dated July 1, 1956 and maturing July 1, 1981, and (k) $50,000,000 aggregate principal amount of First Mortgage 4-3/8% Bonds, Series K, dated July 1, 1957 and maturing July 1, 1987, and (l) $50,000,000 aggregate principal amount of First Mortgage 4-1/2% Bonds, Series L, dated February 1, 1959 and maturing February 1, 1989, and (m) $50,000,000 aggregate principal amount of First Mortgage 6-1/2% Bonds, Series M, dated December 1, 1967 and maturing December 1, 1992, and (n) $50,000,000 aggregate principal amount of First Mortgage 7% Bonds, Series N, dated April 15, 1969 and maturing April 15, 1974, and (o) $100,000,000 aggregate principal amount of First Mortgage 8-3/4% Bonds, Series O, dated July 15, 1970 and maturing July 15, 1995, and (p) $75,000,000 aggregate principal amount of First Mortgage 8-7/8% Bonds, Series P, dated April 15, 1974 and maturing April 15, 1999, and (q) $100,000,000 aggregate principal amount of First Mortgage 9-1/2% Bonds, Series Q, dated September 1, 1975 and maturing September 1, 2000, and (r) $125,000,000 aggregate principal amount of First Mortgage 7.90% Bonds, Series R, dated January 15, 1977 and maturing January 15, 2007, and (s) $26,500,000 aggregate principal amount of First Mortgage 5-3/4% Bonds, Pollution Control Series 1977, dated February 1, 1977 and maturing February 1, 2007, and (t) $52,000,000 aggregate principal amount of First Mortgage 6-1/2% Bonds, Pollution Control Series 1978, dated May 15, 1978 and maturing May 15, 2008, and (u) $150,000,000 aggregate principal amount of First Mortgage 11-1/4% Bonds, Series S, dated June 1, 1980 and maturing June 1, 1990, and (v) $20,000,000 aggregate principal amount of First Mortgage 7-3/8% Bonds, Pollution Control Series 1980 A, dated October 15, 1980 and maturing October 1, 1983, and (w) $25,000,000 aggregate principal amount of First Mortgage 9-3/4% Bonds, Pollution Control Series 1980 B, dated October 15, 1980 and maturing October 1, 2000, and (x) $5,000,000 aggregate principal amount of First Mortgage 10% Bonds, Pollution Control Series 1980 C, dated October 15, 1980 and maturing October 1, 2010, and (y) $10,000,000 aggregate principal amount of First Mortgage 10% Bonds, Pollution Control Series 1982 A, dated December 1, 1982 and maturing December 1, 2012, and (z) $17,000,000 aggregate principal amount of First Mortgage Adjustable Rate Bonds, Pollution Control Series 1982 B, dated December 1, 1982 and maturing December 1, 2012, and (aa) $125,000,000 aggregate principal amount of First Mortgage 12% Bonds Series T, dated

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December 1, 1991 and maturing December 1, 1998; and (bb) $40,000,000 aggregate principal amount of First Mortgage 6.80% Bonds, Pollution Control Series 1993, dated June 1, 1993 and maturing June 1, 2013; and (cc) $17,000,000 aggregate principal amount of First Mortgage 6.85% Term Bonds, Pollution Control Series 1995, dated June 1, 1995 and maturing December 1, 2012; and

         Whereas, (a) all of said Series A Bonds, Series B Bonds, Series C Bonds, Series D Bonds, Series E Bonds, Series F Bonds, Series G Bonds, Series H Bonds, Series I Bonds, Series J Bonds, Series K Bonds, Series L Bonds, Series M Bonds, Series N Bonds, Series O Bonds, Series P Bonds, Series Q Bonds, Series S Bonds, Series 1978 Bonds, Series 1980 A Bonds, Series 1980 B Bonds, Series 1980 C Bonds, Series 1982 A Bonds and Series 1982 B Bonds were duly purchased and retired or were duly called for redemption and funds sufficient to redeem the same were, prior to the respective redemption dates, duly deposited with the Corporate Trustee under the First Mortgage, and (b) on or prior to July 16, 1998, Bonds of other outstanding series in respective aggregate principal amounts as follows have been duly purchased and duly retired or defeased and funds sufficient to defease the same duly deposited with the Corporate Trustee under the First Mortgage: Series T Bonds-$98,992,000-purchased July 29, 1996 and subsequently; and Series T Bonds- $26,008,000-defeased July 15, 1998; and

         Whereas, (a) under date of February 1, 1931, the Company executed, acknowledged and delivered a Supplemental Indenture to provide for the creation of its First Mortgage Sinking Fund Four and One-Half Per Cent. Gold Bonds, Series B, and (b) under date of February 20, 1931, the Company executed, acknowledged and delivered a Second Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (c) under date of February 18, 1933, the Company executed, acknowledged and delivered a Third Supplemental Indenture to effect the exchange of certain mortgaged property, and
(d) under date of December 16, 1935, the Company executed, acknowledged and delivered a Fourth Supplemental Indenture to provide for the creation of its First Mortgage Three Per Cent. Serial Bonds, Series C, and for certain amendments to the First Mortgage, and (e) under date of January 15, 1936, the Company executed, acknowledged and delivered a Fifth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First





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Mortgage 3-3/4% Bonds, Series D, and for a further amendment to the First
Mortgage (which such amendment to the First Mortgage was superseded by amendments to the First Mortgage made by the Sixteenth Supplemental Indenture and the Seventeenth Supplemental Indenture hereinafter referred to), and (f) under date of June 2, 1936, the Company executed, acknowledged and delivered a Sixth Supplemental Indenture to effect the exchange of certain mortgaged property, and (g) under date of October 19, 1936, the Company executed, acknowledged and delivered a Seventh Supplemental Indenture to effect the exchange of certain mortgaged property, and (h) under date of January 15, 1937, the Company executed, acknowledged and delivered an Eighth Supplemental Indenture to provide for the creation of its First Mortgage 3% Bonds, Series E, and for a further amendment to the First Mortgage (which such amendment to the First Mortgage was superseded by an amendment to the First Mortgage made by the Twelfth Supplemental Indenture hereinafter referred to), and (i) under date of March 1, 1940, the Company executed, acknowledged and delivered a Ninth Supplemental Indenture to provide for further amendments to the First Mortgage, and (j) under date of March 15, 1940, the Company executed, acknowledged and delivered a Tenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3% Bonds, Series F, and for a further amendment to the First Mortgage and an amendment to said Eighth Supplemental Indenture (which such amendment to the First Mortgage was superseded by an amendment to the First Mortgage made by the Twelfth Supplemental Indenture hereinafter referred to), and (k) under date of January 15, 1945, the Company executed, acknowledged and delivered an Eleventh Supplemental Indenture to subject to the lien of the First Mortgage certain additional property, and (l) under date of November 1, 1946, the Company executed, acknowledged and delivered a Twelfth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 2.65% Bonds, Series G, and for further amendments to the First Mortgage, and (m) under date of July 1, 1948, the Company executed, acknowledged and delivered a Thirteenth Supplemental Indenture to provide for the creation of its First Mortgage 3% Bonds, Series H, and (n) under date of February 1, 1952, the Company executed, acknowledged and delivered a Fourteenth Supplemental Indenture to effect the exchange of certain mortgaged property, and (o) under date of March 1, 1952, the Company





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executed, acknowledged and delivered a Fifteenth Supplemental Indenture to provide for the creation of its First Mortgage 3.20% Bonds, Series I, and for further amendments to the First Mortgage, and (p) under date of July 1, 1956, the Company executed, acknowledged and delivered a Sixteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 3-1/2% Bonds, Series J, and for further amendments to the First Mortgage, and (q) under date of July 1, 1957, the Company executed, acknowledged and delivered a Seventeenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 4-3/8% Bonds, Series K, and for a further amendment to the First Mortgage, and (r) under date of January 15, 1959, the Company executed, acknowledged and delivered an Eighteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 4-1/2% Bonds, Series L, and for further amendments to the First Mortgage, and (s) under date of December 1, 1967, the Company executed, acknowledged and delivered a Nineteenth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 6-1/2% Bonds, Series M, and for further amendments to the First Mortgage, and (t) under date of April 15, 1969, the Company executed, acknowledged and delivered a Twentieth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7% Bonds, Series N, and (u) under date of July 15, 1970, the Company executed, acknowledged and delivered a Twenty-First Supplemental Indenture to provide for the creation of its First Mortgage 8-3/4% Bonds, Series O, and for a further amendment to the First Mortgage, and (v) under date of April 15, 1974, the Company executed, acknowledged and delivered a Twenty-Second Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 8-7/8% Bond, Series P, and for a further amendment to the First Mortgage, and (w) under date of September 1, 1975, the Company executed, acknowledged and delivered a Twenty-Third Supplemental Indenture to subject to the lien of the First Mortgage certain additional properties and to provide for the creation of its First Mortgage 9-1/2% Bonds, Series Q, and (x) under date of January 15, 1977, the Company executed, acknowledged and delivered





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a Twenty-Fourth Supplemental Indenture to subject to the lien of the First
Mortgage certain additional property and to provide for the creation of its First Mortgage 7.90% Bonds, Series R, and to provide for the future modification of certain provisions of the First Mortgage, and (y) under date of February 1, 1977, the Company executed, acknowledged and delivered a Twenty-Fifth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of the First Mortgage 5-3/4% Bonds, Pollution Control Series 1977, and to provide for the future modification of certain provisions of the First Mortgage, and (z) under date of February 1, 1977, the Company executed, acknowledged and delivered a Restated Twenty-Fifth Supplemental Indenture amending and restating said Twenty-Fifth Supplemental Indenture, and (aa) under date of May 15, 1978, the Company executed, acknowledged and delivered a Twenty-Sixth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of the First Mortgage 6-1/2% Bonds, Pollution Control Series 1978 and to provide for the future modification of certain provisions of the First Mortgage, and (bb) under date of June 1, 1980, the Company executed, acknowledged and delivered a Twenty-Seventh Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 11-1/4% Bonds, Series S, and to provide for the future modification of certain provisions of the First Mortgage, and (cc) under date of October 15, 1980, the Company executed, acknowledged and delivered a Twenty-Eighth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 7-3/8% Bonds, Pollution Control Series 1980 A, its First Mortgage 9-3/4% Bonds, Pollution Control Series 1980 B, and its First Mortgage 10% Bonds, Pollution Control Series 1980 C, and to provide for the future modification of certain provisions of the First Mortgage, and (dd) under date of December 1, 1982, the Company executed, acknowledged and delivered a Twenty-Ninth Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 10% Bonds, Pollution Control Series 1982 A and its First Mortgage Adjustable Rate Bonds, Pollution Control Series 1982 B and to provide for the future modification of certain provisions of the First Mortgage, and (ee) under date of November 30, 1983, the Company executed, acknowledged and delivered a Thirtieth Supplemental Indenture to subject to the





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lien of the First Mortgage certain additional property, and (ff) under date of
December 1, 1991, the Company executed, acknowledged and delivered a Thirty-First Supplemental Indenture to subject to the lien of the First Mortgage certain additional property and to provide for the creation of its First Mortgage 12% Bonds, Series T and to provide for the future modification of certain provisions of the First Mortgage, and (gg) under date of June 1, 1993, the Company executed, acknowledged, and delivered a Thirty-Second Supplemental Indenture to provide for the creation of its First Mortgage 6.80% Bonds, Pollution Control Series 1993 and to provide for the future modification of certain provisions of the First Mortgage, and (hh) under date of June 1, 1995, the Company executed, acknowledged, and delivered a Thirty-Third Supplemental Indenture to provide for the creation of its First Mortgage 6.85% Term Bonds, Pollution Control Series 1995 and to provide for the future modification of certain provisions of the First Mortgage, and (ii) under date of August 1, 1995, the Company executed, acknowledged and delivered a Thirty-Fourth Supplemental Indenture to provide for the modification of certain provisions of the First Mortgage, and (jj) under date of July 29, 1996, the Company executed, acknowledged and delivered a Thirty-Fifth Supplemental Indenture to modify the First Mortgage to delete certain covenants applicable to the Company's Series T Bonds; and

         Whereas, (a) said First Mortgage Indenture, dated April 1, 1928, has been duly recorded or registered in the offices of the proper public officials of Cook County, Illinois, Jefferson County, Illinois, Lake County, Indiana, Porter County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota, and Raleigh County, West Virginia, and (b) said Supplemental Indenture, dated February 1, 1931, has been duly recorded or registered in the offices of the proper public officials of Cook County, Illinois, Jefferson County, Illinois, Lake County, Indiana, Porter County, Indiana, Crow Wing County, Minnesota, and St. Louis County, Minnesota, and (c) said Second Supplemental Indenture has been duly recorded or registered in the offices of the proper public officials of Lake County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Marquette County, Michigan and St. Louis County, Minnesota, and (d) said Third Supplemental Indenture has been duly recorded or registered in the





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office of the proper public official of Floyd County, Kentucky and (e) said
Fourth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (f) said Fifth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (g) said Sixth Supplemental Indenture and said Seventh Supplemental Indenture have been duly recorded or registered in the offices of the proper public officials of Floyd County, Kentucky and Knott County, Kentucky, and (h) said Eighth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Letcher County, Kentucky and Iron County, Michigan) in which said First Mortgage Indenture has been duly recorded or registered, and (i) said Ninth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (j) said Tenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Letcher County, Kentucky and Iron County, Michigan) in which said First Mortgage Indenture has been recorded or registered, and (k) said Eleventh Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana, and (l) said Twelfth Supplemental Indenture and said Thirteenth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (m) said Fourteenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Raleigh County, West Virginia, and
(n) said Fifteenth Supplemental Indenture, said Sixteenth Supplemental Indenture, said Seventeenth Supplemental Indenture, and said Eighteenth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties in which said First Mortgage Indenture has been recorded or registered, and (o) said Nineteenth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of each of said counties (except Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky and





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Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (p) said Twentieth Supplemental Indenture, said Twenty-First Supplemental Indenture, and said Twenty-Second Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (q) said Twenty-Third Supplemental Indenture, said Twenty-Fourth Supplemental Indenture, said Twenty-Fifth Supplemental Indenture, said Restated Twenty-Fifth Supplemental Indenture, said Twenty-Sixth Supplemental Indenture, said Twenty-Seventh Supplemental Indenture, and said Twenty-Eighth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (r) said Twenty-Ninth Supplemental Indenture and said Thirtieth Supplemental Indenture have been duly recorded or registered in the office of the proper public official of each of said counties (except Cook County, Illinois, Jefferson County, Illinois, Porter County, Indiana, Floyd County, Kentucky, Pike County, Kentucky, Knott County, Kentucky, Letcher County, Kentucky, Iron County, Michigan, Marquette County, Michigan, Crow Wing County, Minnesota, St. Louis County, Minnesota and Raleigh County, West Virginia) in which said First Mortgage Indenture has been recorded or registered, and (s) said Thirty-First Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and
(t) said Thirty- Second Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (u) said Thirty-Third Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (v) said Thirty-Fourth Supplemental Indenture has been duly recorded or registered in the office of the proper public





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official of Lake County, Indiana in which said First Mortgage Indenture has been recorded, and (w) said Thirty-Fifth Supplemental Indenture has been duly recorded or registered in the office of the proper public official of Lake County, Indiana in which said First Mortgage Indenture has been recorded; and

         WHEREAS, in Article One of the First Mortgage it is provided in substance, among other things, that the Bonds may be issued in series, that all Bonds of any one series shall be identical, except as in said Article One otherwise provided, that the Bonds of each series may differ as to terms and provisions thereof as in said Article One permitted, and that the maximum principal amount of the Bonds issuable of any series may or may not be limited as the board of directors of the Company shall determine; and

         WHEREAS, under that certain Credit Agreement dated as of July 16, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Ispat Inland, L.P., a Delaware limited partnership (the "Borrower"), the Company, as a guarantor and as an account party in respect of the Letter of Credit referred to below, the other guarantors referred to therein, the financial institutions from time to time party thereto as lenders (the "Lenders") and Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch, as issuing bank (in such capacity, together with its successors and assigns in such capacity, the "Issuing Bank"), administrative agent and collateral agent (in such capacity, together with its successors and assigns in such capacity, the "Collateral Agent"), (a) the Lenders have made or will make loans to the Borrower in an aggregate principal amount of $700,000,000 (the "Loans") and (b) the Issuing Bank will issue to the Pension Benefit Guaranty Corporation, for the account of the Borrower and the Company and for the purpose of supporting certain potential pension obligations of the Company, an irrevocable standby letter of credit (the "Letter of Credit") in the aggregate face amount of $160,000,000; and

         WHEREAS, the proceeds of the Loans will be contributed by the Borrower to its wholly owned subsidiary Ispat Inland Finance, LLC, a Delaware limited liability company ("Finco"), and loaned by Finco to the Company (the "Finco Loan"); and





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         WHEREAS, pursuant to the Credit Agreement, the Borrower is required to enter into interest rate swap agreements, interest rate cap agreements, interest rate collar agreements or similar agreements or arrangements designed to protect the Borrower against fluctuations in interest rates with respect to indebtedness of the Borrower and the Company ("Interest Rate Protection Agreements"); and

         WHEREAS, the Company desires, in order to evidence the Finco Loan, to create and issue under and in accordance with the provisions of the First Mortgage, $700,000,000 aggregate principal amount of Bonds to be known as its "Series U First Mortgage Bonds" (hereinafter sometimes called "Series U Bonds" or "Bonds of Series U"), which Bonds are to be issued to Finco, and assigned by Finco to, and registered in the name of, the Collateral Agent pursuant to a pledge agreement (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement") dated as of the date hereof among the Borrower, the subsidiary pledgors listed therein, and Credit Suisse First Boston, as Collateral Agent; and

         WHEREAS, the Company desires, in order to secure its obligations as an account party and a guarantor with respect to the Letter of Credit, to create and issue under and in accordance with the provisions of the First Mortgage, Bonds to be known as its "Series V First Mortgage Bonds" (hereinafter sometimes called "Series V Bonds" or "Bonds of Series V") in an aggregate principal amount equal to $160,000,000, which Bonds are to be issued to, and registered in the name of, the Collateral Agent; and

         WHEREAS, the Company desires, in order to secure its obligations as a counterparty or a guarantor in respect of each Interest Rate Protection Agreement, to create and issue under and in accordance with the First Mortgage, Bonds to be known as its "Series W First Mortgage Bonds" (hereinafter sometimes called "Series W Bonds" or "Bonds of Series W", and the Series W Bonds, together with the Series U and the Series V Bonds, are hereinafter called the "Series Bonds") in an aggregate principal amount equal to $15,000,000, which Bonds are to be issued to, and registered in the name of, the Collateral Agent; and







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         WHEREAS, the form, terms and provisions of this Indenture and the execution thereof by the Company have been duly authorized; and

         WHEREAS, the Series Bonds and the certificate of authentication of the Corporate Trustee to be endorsed upon all Series Bonds are to be substantially in the following forms, with appropriate omissions, insertions and variations as in the First Mortgage and in this Indenture provided or permitted:

                             [FORM OF SERIES U BOND]


EXCEPT AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO BELOW), THIS BOND IS NOT TRANSFERABLE TO ANY PERSON OTHER THAN A SUCCESSOR COLLATERAL AGENT UNDER THE CREDIT AGREEMENT DATED AS OF JULY 16, 1998, AMONG THE COMPANY, ISPAT INLAND, L.P., A DELAWARE LIMITED PARTNERSHIP (THE "BORROWER"), THE OTHER GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN, AND CREDIT SUISSE FIRST BOSTON, AS ISSUING BANK, AS ADMINISTRATIVE AGENT, AND AS COLLATERAL AGENT (TOGETHER WITH ANY SUCCESSORS UNDER SUCH CREDIT AGREEMENT, THE "COLLATERAL AGENT") (SUCH CREDIT AGREEMENT, AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "CREDIT AGREEMENT").


                              INLAND STEEL COMPANY


No._____________                                                    $700,000,000



                          SERIES U FIRST MORTGAGE BONDS

         INLAND STEEL COMPANY, a Delaware corporation (herein, together with its successors and assigns, the "Company"), for value received promises to pay to Credit Suisse First Boston, as Collateral Agent and assignee of Ispat Inland Finance, LLC, a Delaware limited liability company ("Finco"), pursuant to a pledge agreement (as amended, supplemented or otherwise modified from time to time, the "Pledge Agreement") dated as of July 16, 1998, among the Borrower, the subsidiary pledgors listed therein, and Credit Suisse First

Boston, as Collateral Agent, or designees the principal sum of Seven Hundred Million Dollars ($700,000,000) or such lesser principal amount as is equal to the aggregate principal amount of the outstanding Loans (as defined in the Credit Agreement) in whole or installments on such date or dates as the Borrower has any obligation to make payments with respect to the Loans under the Credit Agreement, but not later than, with respect to Tranche B Loans (as defined in the Credit Agreement), the Tranche B Maturity Date (as defined in the Credit Agreement) or, with respect to Tranche C Loans (as defined in the Credit Agreement), the Tranche C Maturity Date (as defined in the Credit Agreement), at the same place or places as such payments are required to be made by the Borrower under the Credit Agreement, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and to pay interest on the unpaid principal amount hereof in like coin or currency to the registered owner hereof or its designees at said place or places at such rate or rates per annum on each interest payment date (as hereinafter defined) as shall cause the amount of interest payable on such interest payment date on this Series U Bond to equal
(i) the amount of interest, fees, charges and expenses payable on such interest payment date with respect to the Loans under the Credit Agreement plus (ii) additional interest on the Loans under the Credit Agreement in the amount of 1/2 of 1% per annum ("Additional Interest"). Such interest shall be payable to the Collateral Agent or its designees (provided, however, that Additional Interest shall be payable directly to Finco) on the same dates as interest with respect to the Loans is payable from time to time pursuant to the Credit Agreement (each such date hereinafter called an "interest payment date"), until maturity of this Series U Bond, or if the Collateral Agent shall demand redemption of this Series U Bond, until the redemption date, or, if the Company shall default in the payment of principal due on this Series U Bond, until such principal and interest shall have been paid in full and the Company's obligations with respect thereto discharged as provided in the First Mortgage (as hereinafter defined). The amount of interest and fees and types of charges and expenses payable from time to time with respect to the Loans under the Credit Agreement, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Credit Agreement.

         This bond is one of the Bonds of Series U of an issue of registered bonds of the Company, known as its First Mortgage Bonds and herein termed the "Bonds", all issued and to be issued under, and equally secured by, an indenture of mortgage and deed of trust, dated April 1, 1928, made by the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (The First National Bank of Chicago and John G. Finley, Successor Trustees), herein sometimes termed the "First Mortgage". The term "First Mortgage" wherever used herein shall, unless the context shall otherwise require, be deemed to include the First Mortgage as amended and all indentures supplemental to the First Mortgage, including the Thirty-Sixth Supplemental Indenture dated as of July 16, 1998 (herein called the "Thirty-Sixth Supplemental Indenture"). The Fourth Supplemental Indenture dated December 16, 1935, the Fifth Supplemental Indenture dated January 15, 1936, the Eighth Supplemental Indenture dated as of January 15, 1937, the Ninth Supplemental Indenture dated as of March 1, 1940, the Tenth Supplemental Indenture dated as of March 15, 1940, the Twelfth Supplemental Indenture dated as of November 1, 1946, the Fifteenth Supplemental Indenture dated as of March 1, 1952, the Sixteenth Supplemental Indenture dated as of July 1, 1956, the Seventeenth Supplemental Indenture dated as of July 1, 1957, the Eighteenth Supplemental Indenture dated as of January 15, 1959, the Nineteenth Supplemental Indenture dated as of December 1, 1967, the Twenty-First Supplemental Indenture dated as of July 15, 1970, the Twenty-Second Supplemental Indenture dated as of April 15, 1974, the Thirty-Fourth Supplemental Indenture, dated as of August 1, 1995, and the Thirty-Fifth Supplemental Indenture, dated as of July 29, 1996, made by the Company to the Trustees under the First Mortgage, provide, among other things, for certain amendments of the First Mortgage or indentures supplemental thereto. The Twenty-Fourth Supplemental Indenture dated as of January 15, 1977, the Restated Twenty-Fifth Supplemental Indenture dated as of February 1, 1977, the Twenty-Sixth Supplemental Indenture dated as of May 15, 1978, the Twenty-Seventh Supplemental Indenture dated as of June 1, 1980, the Twenty-Eighth Supplemental Indenture dated as of October 15, 1980, the Twenty-Ninth Supplemental Indenture dated as of December 1, 1982, the Thirty-First Supplemental Indenture, made by the Company to the Trustees under the First Mortgage, dated as of December 1, 1991, the Thirty-Second Supplemental Indenture, dated as of June 1, 1993, and the Thirty-Third Supplemental Indenture, dated as of June 1, 1995, provide, among other things, for the future modification of certain provisions of the First

Mortgage without any further vote or consent on the part of the holders of the respective series of Bonds, including this Series U Bond, created by such supplemental indentures. For a description of the properties mortgaged and pledged, the nature and extent of the security, and the terms and conditions upon which the Bonds are secured, reference is made to the First Mortgage. The aggregate principal amount of the Bonds which may be issued under the First Mortgage is not limited.

         Any payment made by or on behalf of the Borrower in respect of the Borrower's obligations with respect to the Loans under the Credit Agreement shall be deemed a payment in respect of this Series U Bond, but such payment shall not reduce the principal amount of this Series U Bond unless, and then only to the extent, the aggregate principal amount of the outstanding Loans is irrevocably reduced concurrently with such payment. In the event that all of the Borrower's obligations with respect to the Loans under the Credit Agreement have been paid in full and discharged, this Series U Bond shall be deemed paid in full and the Collateral Agent shall surrender this Series U Bond to the Corporate Trustee for cancellation.

         This Series U Bond shall be redeemed by the Company at a redemption price of 100% (expressed as a percentage of principal amount) plus accrued interest thereon to the redemption date, in cash, following receipt by the Company and the Corporate Trustee of a written demand for redemption of this Series U Bond from the Collateral Agent (the "Series U Redemption Demand"). This Series U Bond shall be redeemed by the Company in the amount specified in the Series U Redemption Demand, which amount shall be equal to the outstanding principal, interest and other amounts then due and owing with respect to the Loans under the Credit Agreement. The Series U Redemption Demand shall also state (i) that an "Event of Default" has occurred and is continuing under the terms of the Credit Agreement, (ii) that payment of the principal amount outstanding under the Credit Agreement, all interest thereon and all other amounts payable thereunder are immediately due and payable, and (iii) that the Collateral Agent has demanded payment thereof from the Borrower. This Series U Bond shall be redeemed on the fifth Business Day (as defined in the Credit Agreement) following receipt by the Company and the Corporate Trustee of the Series U Redemption Demand upon its surrender to the Company, as paying agent for the Series U Bonds pursuant to the Indenture. Any payment made to the Collateral Agent pursuant to a Series U Redemption Demand shall constitute a payment by the Borrower in respect of its obligations with respect to the Loans under the Credit Agreement. The Series U Redemption Demand shall be rescinded and shall be null and void for all purposes of the First Mortgage upon receipt by the Company and the Corporate Trustee, no later than the Business Day prior to the date fixed for redemption, of a certificate of the Collateral Agent
(a) stating that there has been a waiver of such Event of Default, or (b) withdrawing said Series U Redemption Demand.

         In case an event of default as defined in the First Mortgage shall occur, the principal of the Bonds (including the Series U Bonds) may become or be declared due and payable, in the manner and with the effect provided in the First Mortgage.

         Series U Bonds are issuable only in fully registered form without coupons in the denominations of $1,000 and any integral multiples thereof.

         No recourse shall be had for the payment of the principal of or interest or other amounts on this Series U Bond or any part hereof or for any claim based hereon or otherwise in respect hereof or of the indebtedness represented hereby or of the First Mortgage, against the Trustees, any subscriber, incorporator, stockholder, officer or director, as such, past, present or future, of the Trustees or the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any statute or constitutional provision or by the enforcement of any assessment or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released and being likewise waived and released by the terms of the First Mortgage.

         Except after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), this Series U Bond is nontransferable except to effect transfer to any successor to the Collateral Agent under the Credit Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series U Bond, and upon any such transfer or exchange one or more new registered Series U Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in the First Mortgage. A service charge will not be made for any transfer or exchange of Series U Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         The person in whose name this bond is registered shall be deemed and be regarded as the owner hereof for all purposes.

         This bond shall not be entitled to any benefit under the First Mortgage, and shall not become valid or obligatory for any purpose, until it shall have been authenticated by the execution by the Corporate Trustee under the First Mortgage of the certificate hereon endorsed.

         IN WITNESS WHEREOF, Inland Steel Company has caused this Series U Bond to be signed by its President or one of its Vice-Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.

Dated:

                                             INLAND STEEL COMPANY

                                             by________________________
                                               Title:


           (Form of Corporate Trustee's Certificate of Authentication)

         This bond is one of the bonds described in the within-mentioned First Mortgage.

Dated:

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                                Corporate Trustee

                                             by_______________________________
                                               Authorized Officer

                         [END OF FORM OF SERIES U BOND]

                             [FORM OF SERIES V BOND]


EXCEPT AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO BELOW), THIS BOND IS NOT TRANSFERABLE TO ANY PERSON OTHER THAN A SUCCESSOR COLLATERAL AGENT UNDER THE CREDIT AGREEMENT DATED AS OF JULY 16, 1998, AMONG THE COMPANY, ISPAT INLAND, L.P., A DELAWARE LIMITED PARTNERSHIP (THE "BORROWER"), THE OTHER GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN, AND CREDIT SUISSE FIRST BOSTON, AS

ISSUING BANK, AS ADMINISTRATIVE AGENT, AND AS COLLATERAL AGENT (TOGETHER WITH ANY SUCCESSORS UNDER SUCH CREDIT AGREEMENT, THE "COLLATERAL AGENT") (SUCH CREDIT AGREEMENT, AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "CREDIT AGREEMENT").


                              INLAND STEEL COMPANY


No._____________                                                   $160,000,000



                          SERIES V FIRST MORTGAGE BONDS

         INLAND STEEL COMPANY, a Delaware corporation (herein, together with its successors and assigns, the "Company"), for value received promises to pay to Credit Suisse First Boston, as Collateral Agent, or registered assigns the principal sum of (i) One Hundred Sixty Million Dollars ($160,000,000) or (ii) such lesser principal amount as is equal to the aggregate outstanding principal amount from time to time of all unreimbursed L/C Disbursements (as defined in the Credit Agreement) in respect of the Letter of Credit (as defined in the Thirty-Sixth Supplemental Indenture referred to below), and to pay interest from time to time in an aggregate amount as shall equal the amount of all interest payable in respect of unreimbursed L/C Disbursements, all L/C Participation Fees (as defined in the Credit Agreement) and all Issuing Bank Fees (as defined in the Credit Agreement, and, together with L/C Participation Fees, the "L/C Fees") set forth in the Credit Agreement which have become due thereunder, on such date or dates and in the same place or places as such payments are required to be made by the Borrower and the Company under the Credit Agreement, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts. The amount of interest and fees and types of charges and expenses payable from time to time with respect to the outstanding unreimbursed L/C Disbursements and the L/C Fees under the Credit Agreement, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Credit Agreement.

         This bond is one of the Bonds of Series V of an issue of registered bonds of the Company, known as its First Mortgage Bonds and herein termed the "Bonds", all issued and to be issued under, and equally secured by, an indenture of mortgage and deed of trust, dated April 1, 1928, made by the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (The First National Bank of Chicago and John G. Finley, Successor Trustees), herein sometimes termed the "First Mortgage". The term "First Mortgage" wherever used herein shall, unless the context shall otherwise require, be deemed to include the First Mortgage as amended and all indentures supplemental to the First Mortgage, including the Thirty-Sixth Supplemental Indenture dated as of July 16, 1998 (herein called the "Thirty-Sixth Supplemental Indenture"). The Fourth Supplemental Indenture dated December 16, 1935, the Fifth Supplemental Indenture dated January 15, 1936, the Eighth Supplemental Indenture dated as of January 15, 1937, the Ninth Supplemental Indenture dated as of March 1, 1940, the Tenth Supplemental Indenture dated as of March 15, 1940, the Twelfth Supplemental Indenture dated as of November 1, 1946, the Fifteenth Supplemental Indenture dated as of March 1, 1952, the Sixteenth Supplemental Indenture dated as of July 1, 1956, the Seventeenth Supplemental Indenture dated as of July 1, 1957, the Eighteenth Supplemental Indenture dated as of January 15, 1959, the Nineteenth Supplemental Indenture dated as of December 1, 1967, the Twenty-First Supplemental Indenture dated as of July 15, 1970, the Twenty-Second Supplemental Indenture dated as of April 15, 1974, the Thirty-Fourth Supplemental Indenture, dated as of August 1, 1995, and the Thirty-Fifth Supplemental Indenture, dated as of July 29, 1996, made by the Company to the Trustees under the First Mortgage, provide, among other things, for certain amendments of the First Mortgage or indentures supplemental thereto. The Twenty-Fourth Supplemental Indenture dated as of January 15, 1977, the Restated Twenty-Fifth Supplemental Indenture dated as of February 1, 1977, the Twenty-Sixth Supplemental Indenture dated as of May 15, 1978, the Twenty-Seventh Supplemental Indenture dated as of June 1, 1980, the Twenty-Eighth Supplemental Indenture dated as of October 15, 1980, the Twenty-Ninth Supplemental Indenture dated as of December 1, 1982, the Thirty-First Supplemental Indenture, made by the Company to the Trustees under the First Mortgage, dated as of December 1, 1991, the Thirty-Second Supplemental Indenture, dated as of June 1, 1993, and the Thirty-Third Supplemental

Indenture, dated as of June 1, 1995, provide, among other things, for the future modification of certain provisions of the First Mortgage without any further vote or consent on the part of the holders of the respective series of Bonds, including this Series V Bond, created by such supplemental indentures. For a description of the properties mortgaged and pledged, the nature and extent of the security, and the terms and conditions upon which the Bonds are secured, reference is made to the First Mortgage. The aggregate principal amount of the Bonds which may be issued under the First Mortgage is not limited.

         Any payment made by or on behalf of the Borrower or the Company in respect of their obligations (including, without limitation, L/C Fees) with respect to the Letter of Credit shall be deemed a payment in respect of this Series V Bond, but such payment shall not reduce the principal amount of this Series V Bond unless, and then only to the extent, that the Maximum Credit Amount (as defined in the Letter of Credit) is also reduced. In the event that all of the Company's and the Borrower's obligations with respect to the Letter of Credit under the Credit Agreement have been paid in full and discharged, and the Letter of Credit shall have expired or terminated or been surrendered for cancellation, this Series V Bond shall be deemed paid in full and the Collateral Agent shall surrender this Series V Bond to the Corporate Trustee for cancellation.

         This Series V Bond shall be redeemed by the Company at a redemption price of 100% (expressed as a percentage of principal amount) plus accrued interest thereon to the redemption date, in cash, following receipt by the Company and the Corporate Trustee of a written demand for redemption of this Series V Bond from the Collateral Agent (the "Series V Redemption Demand"). This Series V Bond shall be redeemed by the Company in the amount specified in the Series V Redemption Demand, which amount shall be equal to all outstanding L/C Disbursements, L/C Fees which have become due under the Credit Agreement and are unpaid and interest on the preceding and other amounts then due and owing with respect to the Letter of Credit under the Credit Agreement. This Series V Bond shall be redeemed on the fifth Business Day (as defined in the Credit Agreement) following receipt by the Company and the Corporate Trustee of the Series V Redemption Demand upon its surrender to the Company, as paying agent for the

Series V Bonds pursuant to the Indenture. Any payment made to the Collateral Agent pursuant to a Series V Redemption Demand shall constitute a payment by the Company and the Borrower in respect of their obligations with respect to the Letter of Credit under the Credit Agreement. The Series V Redemption Demand shall be rescinded and shall be null and void for all purposes of the First Mortgage upon receipt by the Company and the Corporate Trustee, no later than the Business Day prior to the date fixed for redemption, of a certificate of the Collateral Agent (a) stating that all amounts that would then be due and payable hereunder have been paid in full, or (b) withdrawing said Series V Redemption Demand.

         In case an event of default as defined in the First Mortgage shall occur, the principal of the Bonds (including the Series V Bonds) may become or be declared due and payable, in the manner and with the effect provided in the First Mortgage.

         Series V Bonds are issuable only in fully registered form without coupons in the denominations of $1,000 and any integral multiples thereof.

         No recourse shall be had for the payment of the principal of or interest or other amounts on this Series V Bond or any part hereof or for any claim based hereon or otherwise in respect hereof or of the indebtedness represented hereby or of the First Mortgage, against the Trustees or any subscriber, incorporator, stockholder, officer or director, as such, past, present or future, of the the Trustees or Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any statute or constitutional provision or by the enforcement of any assessment or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released and being likewise waived and released by the terms of the First Mortgage.

         Except after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), this Series V Bond is nontransferable except to effect transfer to any successor to the Collateral Agent under the Credit Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series V Bond, and upon any such transfer or exchange one or more new registered Series V Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in the First Mortgage. A service charge will not be made for any transfer or exchange of Series V Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         The person in whose name this bond is registered shall be deemed and be regarded as the owner hereof for all purposes.

         This bond shall not be entitled to any benefit under the First Mortgage, and shall not become valid or obligatory for any purpose, until it shall have been authenticated by the execution by the Corporate Trustee under the First Mortgage of the certificate hereon endorsed.

         IN WITNESS WHEREOF, Inland Steel Company has caused this Series V Bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.

Dated:

                                                 INLAND STEEL COMPANY

                                                 by________________________
                                                   Title:


           (Form of Corporate Trustee's Certificate of Authentication)

         This bond is one of the bonds described in the within-mentioned First Mortgage.

Dated:

                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                              Corporate Trustee

                                            by_______________________________
                                              Authorized Officer

                         [END OF FORM OF SERIES V BOND]

                             [FORM OF SERIES W BOND]


EXCEPT AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE CREDIT AGREEMENT REFERRED TO BELOW), THIS BOND IS NOT TRANSFERABLE TO ANY PERSON OTHER THAN A SUCCESSOR COLLATERAL AGENT UNDER THE CREDIT AGREEMENT DATED AS OF JULY 16, 1998, AMONG THE COMPANY, ISPAT INLAND, L.P., A DELAWARE LIMITED PARTNERSHIP (THE "BORROWER"), THE OTHER GUARANTORS NAMED THEREIN, THE LENDERS NAMED THEREIN, AND CREDIT SUISSE FIRST BOSTON, AS ISSUING BANK, AS ADMINISTRATIVE AGENT, AND AS COLLATERAL AGENT (TOGETHER WITH ANY SUCCESSORS UNDER SUCH CREDIT AGREEMENT, THE "COLLATERAL AGENT") (SUCH CREDIT AGREEMENT, AS AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "CREDIT AGREEMENT").


                              INLAND STEEL COMPANY


No.______________                                                   $15,000,000



                          SERIES W FIRST MORTGAGE BONDS

         INLAND STEEL COMPANY, a Delaware corporation (herein, together with its successors and assigns, the "Company"), for value received promises to pay to Credit Suisse First Boston, as Collateral Agent, or registered assigns the principal sum of (i) Fifteen Million Dollars ($15,000,000) or (ii) such lesser amount as is equal to the aggregate sum of all amounts that from time to time may be due and owing by the Company or the Borrower under each Interest Rate Protection Agreement (as defined in the Thirty-Sixth Supplemental Indenture referred to below), including principal, interest, fees, charges and expenses payable thereunder, to each counterparty to such Interest Rate Protection Agreement that was a Lender (as defined in the Credit Agreement) or an Affiliate (as defined in the Credit Agreement) of a Lender at the time such Interest Rate Protection Agreement was entered into (each such Interest Rate Protection Agreement, an "Applicable Interest Rate Protection Agreement", each such counterparty, a "Hedging Counterparty", and all such amounts due, including principal, interest, fees, charges and expenses, under Applicable Interest Rate Protection Agreements, the "Covered Amounts") on such date or dates and in such amounts as the Company or the Borrower has any obligation to make payments for Covered Amounts under any Applicable Interest Rate Protection Agreement, but not later than July 16, 2006, at the same place or places as such payments are required to be made by the Company or the Borrower under the Applicable Interest Rate Protection Agreement, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts. Covered Amounts shall be payable to the applicable Hedging Counterparty until maturity of this Series W Bond, or if the Collateral Agent shall demand redemption of this Series W Bond, Covered Amounts shall be payable to the Collateral Agent until the redemption date, or, if the Company shall default in the payment of principal due on this Series W Bond, until such principal shall have been paid in full and the Company's obligations with respect thereto discharged as provided in the First Mortgage (as hereinafter defined). Covered Amounts payable to Hedging Counterparties from time to time, the basis on which Covered Amounts are computed and the dates on which Covered Amounts are payable are as are set forth in the Applicable Interest Rate Protection Agreements.

         This bond is one of the Bonds of Series W of an issue of registered bonds of the Company, known as its First Mortgage Bonds and herein termed the "Bonds", all issued and to be issued under, and equally secured by, an indenture of mortgage and deed of trust, dated April 1, 1928, made by the Company to First Trust and Savings Bank and Melvin A. Traylor, as Trustees (The First National Bank of Chicago and John G. Finley, Successor Trustees), herein sometimes termed the "First Mortgage". The term "First Mortgage" wherever used herein shall, unless the context shall otherwise require, be deemed to include the First Mortgage as amended and all indentures supplemental to the First Mortgage, including the Thirty-Sixth Supplemental Indenture dated as of July 16, 1998 (herein called the "Thirty-Sixth Supplemental Indenture"). The Fourth Supplemental Indenture dated December 16, 1935, the Fifth Supplemental Indenture dated January 15, 1936, the Eighth Supplemental Indenture dated as of January 15, 1937, the Ninth Supplemental Indenture dated as of March 1, 1940, the Tenth Supplemental Indenture dated as of March 15, 1940, the Twelfth Supplemental Indenture dated as of November 1, 1946, the Fifteenth Supplemental Indenture dated as of March 1, 1952, the Sixteenth Supplemental Indenture dated as of July 1, 1956, the Seventeenth Supplemental Indenture dated as of July 1, 1957, the Eighteenth Supplemental Indenture dated as of January 15, 1959, the Nineteenth Supplemental Indenture dated as of December 1, 1967, the Twenty-First Supplemental Indenture dated as of July 15, 1970, the Twenty-Second Supplemental Indenture dated as of April 15, 1974, the Thirty-Fourth Supplemental Indenture, dated as of August 1, 1995, and the Thirty-Fifth Supplemental Indenture, dated as of July 29, 1996, made by the Company to the Trustees under the First Mortgage, provide, among other things, for certain amendments of the First Mortgage or indentures supplemental thereto. The Twenty-Fourth Supplemental Indenture dated as of January 15, 1977, the Restated Twenty-Fifth Supplemental Indenture dated as of February 1, 1977, the Twenty-Sixth Supplemental Indenture dated as of May 15, 1978, the Twenty-Seventh Supplemental Indenture dated as of June 1, 1980, the Twenty-Eighth Supplemental Indenture dated as of October 15, 1980, the Twenty-Ninth Supplemental Indenture dated as of December 1, 1982, the Thirty-Sixth Supplemental Indenture, made by the Company to the Trustees under the First Mortgage, dated as of December 1, 1991, the Thirty-Second Supplemental Indenture, dated as of June 1, 1993, and the Thirty-Third Supplemental Indenture, dated as of June 1, 1995, provide, among other things, for the future modification of certain provisions of the First Mortgage without any further vote or consent on the part of the holders of the respective series of Bonds, including this Series W Bond, created by such supplemental indentures. For a description of the properties mortgaged and pledged, the nature and extent of the security, and the terms and conditions upon which the Bonds are secured, reference is made to the First Mortgage. The aggregate principal amount of the Bonds which may be issued under the First Mortgage is not limited.

         Any payments made by or on behalf of the Company or the Borrower of Covered Amounts made to Hedging Counterparties shall be deemed a payment in respect of this Series W Bond, but such payment shall not reduce the principal amount of this Series W Bond. In the event that all of the Company's and the Borrower's obligations with respect to the payment of Covered Amounts have been paid in full and all Applicable Interest Rate Protection Agreements have expired or been terminated, the Company may request that this Series W Bond be deemed paid in full and that the Collateral Agent surrender this Series W Bond to the Corporate Trustee for cancellation.

         This Series W Bond shall be redeemed by the Company at a redemption price of 100% (expressed as a percentage of principal amount), in cash, following receipt by the Corporate Trustee of a written demand for redemption of this Series W Bond from the Collateral Agent (the "Series W Redemption Demand"). This Series W Bond shall be redeemed in the amount specified in the Series W Redemption Demand, which amount shall be equal to the Covered Amounts then due and owing. This Series W Bond shall be redeemed on the fifth Business Day (as defined in the Credit Agreement) following receipt by the Company and the Corporate Trustee of the Series W Redemption Demand upon its surrender to the Company, as paying agent for the Series W Bonds pursuant to the Indenture. Any payment made to the Collateral Agent pursuant to a Series W Redemption Demand shall constitute a payment by the Company or the Borrower, as applicable, of Covered Amounts. The Series W Redemption Demand shall be rescinded and shall be null and void for all purposes of the First Mortgage upon receipt by the Company and the Corporate Trustee, no later than the Business Day prior to the date fixed for redemption, of a certificate of the Collateral Agent (a) stating that all amounts that would be due and payable hereunder have been paid in full, or
(b) withdrawing said Series W Redemption Demand.

         In case an event of default as defined in the First Mortgage shall occur, the principal of the Bonds (including the Series W Bonds) may become or be declared due and payable, in the manner and with the effect provided in the First Mortgage.

         Series W Bonds are issuable only in fully registered form without coupons in the denominations of $1,000 and any integral multiples thereof.

         No recourse shall be had for the payment of the principal of or interest or other amounts on this Series W Bond or any part hereof or for any claim based hereon or otherwise in respect hereof or of the indebtedness represented hereby or of the First

Mortgage, against the Trustees or any subscriber, incorporator, stockholder, officer or director, as such, past, present or future, of the Trustees or the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, whether by virtue of any statute or constitutional provision or by the enforcement of any assessment or otherwise, all such liability being by the acceptance hereof and as part of the consideration for the issue hereof expressly waived and released and being likewise waived and released by the terms of the First Mortgage.

         Except after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), this Series W Bond is nontransferable except to effect transfer to any successor to the Collateral Agent under the Credit Agreement, but is exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series W Bond, and upon any such transfer or exchange one or more new registered Series W Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in the First Mortgage. A service charge will not be made for any transfer or exchange of Series W Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         The person in whose name this bond is registered shall be deemed and be regarded as the owner hereof for all purposes.

         This bond shall not be entitled to any benefit under the First Mortgage, and shall not become valid or obligatory for any purpose, until it shall have been authenticated by the execution by the Corporate Trustee under the First Mortgage of the certificate hereon endorsed.

         IN WITNESS WHEREOF, Inland Steel Company has caused this Series W Bond to be signed in its name by its President or one of its Vice-Presidents, and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries.

Dated:

                                             INLAND STEEL COMPANY

                                             by________________________
                                               Title:


           (Form of Corporate Trustee's Certificate of Authentication)

This bond is one of the bonds described in the within-mentioned First Mortgage.

Dated:

                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                     Corporate Trustee

                                   by_______________________________
                                     Authorized Officer

                         [END OF FORM OF SERIES W BOND]

         WHEREAS, all acts and things prescribed by law and by the certificate of incorporation and by-laws of the Company and by the First Mortgage have been duly complied with and the Company has executed this Indenture in the exercise of the legal rights and powers vested in it, and all things necessary to make this Indenture the valid and binding obligation of the Company and a valid and binding agreement supplemental to the First Mortgage, and all things necessary to make the Series Bonds, when authenticated by the Corporate Trustee and delivered, the valid and binding obligation of the Company, have been done and performed;

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That, in order to secure the payment of all the Bonds at any time issued and outstanding under the First Mortgage, regardless of the date of issue thereof, according to their tenor, purport and effect, as well as the interest and premium, if any, thereon and the principal thereof, and to secure the performance and observance of all the covenants and conditions in the First Mortgage and said Bonds contained, and in consideration of the premises and of the acceptance or purchase of the Series Bonds by the holders thereof, and the sum of $100.00 lawful money of the United States of America to the Company duly paid by the Trustees at or before the sealing and delivery of this Indenture (the receipt whereof is hereby acknowledged), the Company has executed and delivered this Indenture, and hereby creates the Series Bonds and hereby agrees with the Trustees as hereinafter provided:

                                   ARTICLE ONE

                 AMOUNT, FORM, ISSUE, REGISTRATION AND EXCHANGE,
                      AND OTHER PROVISIONS OF SERIES BONDS

         SECTION I. The Series U Bonds shall be known as the "Series U First Mortgage Bonds" of the Company, and shall be limited to an aggregate principal amount of $700,000,000, but the aggregate principal amount thereof outstanding at any time shall not exceed the aggregate outstanding principal amount of the Loans (as defined in the Credit Agreement). Series U Bonds shall be issued as registered Bonds without coupons in the denominations of $1,000 and any integral multiples thereof, and, pursuant to an assignment of the Series U Bonds by Finco to the Collateral Agent under the Pledge Agreement, registered in the name of the Collateral Agent. The principal of the Series U Bonds shall be payable in whole or installments on such date or dates as the Borrower has any obligation to make payments with respect to the Loans under the Credit Agreement, but not later than, with respect to Tranche B Loans (as defined in the Credit Agreement), the Tranche B Maturity Date (as defined in the Credit Agreement) or, with respect to Tranche C Loans (as defined in the

Credit Agreement), the Tranche C Maturity Date (as defined in the Credit Agreement). The Series U Bonds shall bear (i) interest at a rate per annum on each date as interest or fees are payable from time to time with respect to the Loans pursuant to the Credit Agreement as shall cause the amount of interest payable on such date on the Series U Bonds to equal the amount of interest, fees, charges and expenses payable with respect to the Loans on such date under the Credit Agreement, plus (ii) additional interest on the Loans under the Credit Agreement in the amount of 1/2 of 1% per annum ("Additional Interest") until maturity of the Series U Bonds, or if the Collateral Agent shall demand redemption of the Series U Bonds, pursuant to Section VII hereof, until the redemption date, or, if the Company shall default in the payment of principal due on the Series U Bonds, until such principal and interest shall have been paid in full and the Company's obligations with respect thereto discharged as provided in the First Mortgage. Such interest shall be payable to the Collateral Agent or its designees, except that Additional Interest shall be payable directly to Finco. The amount of interest and fees and types of charges and expenses payable from time to time with respect to the Loans under the Credit Agreement, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Credit Agreement. Any payment made by or on behalf of the Borrower in respect of the Borrower's obligations with respect to the Loans under the Credit Agreement shall be deemed a payment in respect of the Series U Bonds, but such payment shall not reduce the principal amount of the Series U Bonds unless, and then only to the extent, the aggregate principal amount of the outstanding Loans is irrevocably reduced concurrently with such payment. Bonds of Series U shall be payable, as to principal and interest, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and at the same place or places as such payments are required to be made by the Borrower under the Credit Agreement.

         The Series U Bonds shall be dated the date of authentication. Bonds of Series U shall be substantially of the tenor and purport above recited, with appropriate additions, insertions, omissions, substitutions and variations as herein and in Article One of the First Mortgage provided or permitted.

         Except after the occurrence and during the continuance of an Event of Default (as defined in the Credit Agreement), the Series U Bonds are nontransferable except to effect transfer to any successor to the Collateral Agent under the Credit Agreement, but are exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series U Bond, and upon any such transfer or exchange one or more new registered Series U Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in Article One of the First Mortgage.

         A service charge will not be made for any registration of transfer or exchange of Series U Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         SECTION II. After $700,000,000 aggregate principal amount of Bonds of Series U shall have been authenticated and delivered, no additional Bonds of Series U shall be issued, except upon transfers or exchanges of Bonds of Series U or in lieu of Bonds of Series U mutilated, destroyed, lost or stolen.

         SECTION III. The Series V Bonds shall be known as the "Series V First Mortgage Bonds" of the Company, and shall be limited to an aggregate principal amount of $160,000,000, but the aggregate principal amount thereof outstanding at any time shall not exceed the aggregate outstanding principal amount of all unreimbursed L/C Disbursements in respect of the Letter of Credit. Series V Bonds shall be issued as registered Bonds without coupons in the denominations of $1,000 and any integral multiples thereof, and registered in the name of the Collateral Agent. The principal of the Series V Bonds shall be payable on such date or dates as the Borrower or the Company has any obligation to make payments with respect to the L/C Disbursements under the Credit Agreement. The Series V Bonds shall bear interest at a rate per annum on each date and in such amounts as shall cause the amount of interest payable on such date on the Series V Bonds to equal the amount of interest, fees, charges and expenses payable with respect to the outstanding unreimbursed L/C Disbursements, L/C Participation Fees (as defined in the Credit Agreement), and Issuing Bank Fees (as defined in the Credit Agreement, and, together with L/C Participation Fees, the "L/C Fees") on such date under the Credit Agreement. The amount of interest and fees and types of charges and expenses payable from time to time with respect to the outstanding unreimbursed L/C Disbursements and the L/C Fees under the Credit Agreement, the basis on which such amounts are computed and the dates on which such amounts are payable are set forth in the Credit Agreement. Any payment made by or on behalf of the Company or the Borrower in respect to the Company's or the Borrower's obligations (including, without limitation, L/C
Fees) with respect to the Letter of Credit shall be deemed a payment in respect of the Series V Bonds, but such payment shall not reduce the principal amount of the Series V Bonds unless, and then only to the extent, that the Maximum Credit Amount (as defined in the Letter of Credit) is also reduced. Bonds of Series V shall be payable, as to principal and interest, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and at the same place or places as such payments are required to be made by the Borrower or the Company under the Credit Agreement.

         The Series V Bonds shall be dated the date of authentication. Bonds of Series V shall be substantially of the tenor and purport above recited, with appropriate additions, insertions, omissions, substitutions and variations as herein and in Article One of the First Mortgage provided or permitted.

         Except after the occurrence and during the continuance of an Event of Default, the Series V Bonds are nontransferable except to effect transfer to any successor to the Collateral Agent under the Credit Agreement, but are exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series V Bond, and upon any such transfer or exchange one or more new registered Series V Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in Article One of the First Mortgage.

         A service charge will not be made for any registration of transfer or exchange of Series V Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         SECTION IV. After Bonds of Series V in an aggregate principal amount equal to $160,000,000 shall have been authenticated and delivered, no additional Bonds of Series V shall be issued, except upon transfers or exchanges of Bonds of Series V or in lieu of Bonds of Series V mutilated, destroyed, lost or stolen.

         SECTION V. The Series W Bonds shall be known as the "Series W First Mortgage Bonds" of the Company, and shall be limited to an aggregate principal amount of $15,000,000. Series W Bonds shall be issued as registered Bonds without coupons in the denominations of $1,000 and any integral multiples thereof, and registered in the name of the Collateral Agent. The principal of the Series W Bonds shall be payable on such date or dates and in such amounts as the Company or the Borrower has any obligation to make payments, including payments of principal, interest, fees, charges and expenses, under each Interest Rate Protection Agreement entered into with a Lender or an Affiliate (as defined in the Credit Agreement) of a Lender at the time such Interest Rate Protection Agreement was entered into (each such Interest Rate Protection Agreement, an "Applicable Interest Rate Protection Agreement", all such amounts being referred to as the "Covered Amounts" and any such counterparty being referred to as a "Hedging Counterparty"). Covered Amounts shall be payable to the applicable Hedging Counterparty until maturity of the Series W Bonds, or if the Collateral Agent shall demand redemption of the Series W Bonds pursuant to Section IX hereof, Covered Amounts shall be payable to the Collateral Agent until the redemption date, or, if the Company shall default in the payment of principal due on the Series W Bonds, until such principal shall have been paid in full and the Company's obligations with respect thereto discharged as provided in the First Mortgage. Covered Amounts payable to Hedging Counterparties from time to time, the basis on which Covered Amounts are computed and the dates on which Covered Amounts are payable are as are set forth in the Applicable Interest Rate Protection Agreements. Any payments made by or on behalf of the Company or the Borrower of Covered Amounts made to Hedging Counterparties shall be deemed a payment in respect of the Series W Bonds, but such payment shall not reduce the principal amount of the Series W Bonds. In the event that all of the Company's and the Borrower's obligations with respect to the payment of Covered Amounts have been paid in full and all Applicable Interest Rate Protection Agreements have expired or been terminated, the Company may request that the Series W Bonds be deemed paid in full and that the Collateral Agent surrender the Series W Bonds to the Corporate Trustee for cancellation. Bonds of Series W shall be payable, as to principal and interest, in any coin or currency of the United States of America which at the time of such payment shall be legal tender for the payment of public and private debts, and at the same place or places as such payments are required to be made by the Company or the Borrower under the Applicable Interest Rate Protection Agreements.

         The Series W Bonds shall be dated the date of authentication. Bonds of Series W shall be substantially of the tenor and purport above recited, with appropriate additions, insertions, omissions, substitutions and variations as herein and in Article One of the First Mortgage provided or permitted.

         Except after the occurrence and during the continuance of an Event of Default, the Series W Bonds are nontransferable except to effect transfer to any successor to the Collateral Agent under the Credit Agreement, but are exchangeable by the registered holder hereof, in person or by attorney duly authorized, at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, or at the office or agency of the Company, in the City of Chicago, State of Illinois, upon surrender and cancellation of this Series W Bond, and upon any such transfer or exchange one or more new registered Series W Bonds, without coupons, of authorized denominations, will be issued to the authorized transferee, or the registered holder, as the case may be, as provided in Article One of the First Mortgage.

         A service charge will not be made for any registration of transfer or exchange of Series W Bonds, but the Company may require payment of a sum sufficient to cover any stamp tax or other governmental charge payable in connection therewith.

         SECTION VI. After Bonds of Series W in an aggregate principal amount equal to $15,000,000 shall have been authenticated and delivered, no additional Bonds of Series W shall be issued, except upon transfers or exchange of Bonds of Series W or in lieu of Bonds of Series W mutilated, destroyed, lost or stolen.

         SECTION VII. Following receipt by the Company and the Corporate Trustee of a written demand for redemption of the Series U Bonds from the Collateral Agent (a "Series U Redemption Demand"), the Series U Bonds shall be redeemed by the Company at a redemption price of 100% (expressed as a percentage of principal amount) plus accrued interest thereon through the redemption date, in cash. The Series U Bonds shall be redeemed by the Company in the amount specified in the Series U Redemption Demand, which amount shall be equal to all outstanding principal, interest, fees, charges, expenses and other amounts then due and owing with respect to the Loans under the Credit Agreement. The Series U Redemption Demand shall also state (i) that an "Event of Default" has occurred and is continuing under the terms of the Credit Agreement, (ii) that payment of the principal amount outstanding under the Credit Agreement, all interest thereon and all other amounts payable thereunder are immediately due and payable, and (iii) that the Agent has demanded payment thereof from the Borrower. The Series U Bonds shall be redeemed on the fifth Business Day (as defined in the Credit Agreement) following receipt by the Company and the Corporate Trustee of such Series U Redemption Demand upon their surrender to the Company, as paying agent for the Series U Bonds pursuant to Article Two hereof. Any payment made to the Collateral Agent pursuant to a Series U Redemption Demand shall constitute a payment by the Borrower in respect of its obligations with respect to the Loans under the Credit Agreement. The Series U Redemption Demand shall be rescinded and shall be null and void for all purposes of the First Mortgage upon receipt by the Corporate Trustee, no later than the Business Day prior to the date fixed for redemption, of a certificate of the Collateral Agent (a) stating that there has been a waiver of such Event of Default, or (b) withdrawing said Series U Redemption Demand.

         SECTION VIII. Following receipt by the Company and the Corporate Trustee of a written demand for redemption of the Series V Bonds from the Collateral Agent (a "Series V Redemption Demand"), the Series V Bonds shall be redeemed at a redemption price of 100% (expressed as a percentage of principal amount) plus accrued interest thereon through the redemption date, in cash. The Series V Bonds shall be redeemed by the Company in the amount specified in the Series V Redemption Demand, which amount shall be equal to all outstanding L/C Disbursements, L/C Fees which have become due under the Credit Agreement and are unpaid and interest on the preceding and other amounts then due and owing with respect to the Letter of Credit under the Credit Agreement. The Series V Bonds shall be redeemed on the fifth Business Day following receipt by the Company and the Corporate Trustee of the Series V Redemption Demand upon their surrender to the Company, as paying agent for the Series V Bonds pursuant to Article Two hereof. Any payment made to the Collateral Agent pursuant to a Series V Redemption Demand shall constitute a payment by the Company and the Borrower in respect of their obligations with respect to the Letter of Credit under the Credit Agreement. The Series V Redemption Demand shall be rescinded and shall be null and void for all purposes of the First Mortgage upon receipt by the Company and the Corporate Trustee, no later than the Business Day prior to the date fixed for redemption, of a certificate of the Collateral Agent (a) stating that all amounts that would then be due and payable hereunder have been paid in full, or (b) withdrawing said Collateral Series V Redemption Demand.

         SECTION IX. Following receipt by the Company and the Corporate Trustee of a written demand for redemption of the Series W Bonds from the Collateral Agent (a "Series W Redemption Demand"), the Series W Bonds shall be redeemed by the Company at a redemption price of 100% (expressed as a percentage of principal amount) in cash. The Series W Bonds shall be redeemed in the amount specified in the Series W Redemption Demand, which amount shall be equal to the Covered Amounts then due and owing. The Series W Bonds shall be redeemed on the fifth Business Day following receipt by the Company and the Corporate Trustee of such Series W Redemption Demand upon their surrender to the Company, as paying agent for the Series W Bonds pursuant to Article Two hereof. Any payment made to the Collateral Agent pursuant to a Series W Redemption Demand shall constitute a payment by the Company or the Borrower, as applicable, of Covered Amounts. The Series W Redemption Demand shall be rescinded and shall be null and void for all purposes of the First Mortgage upon receipt by the Corporate Trustee, no later than the Business Day prior to the date fixed for redemption, of a certificate of the Collateral Agent (a) stating that all amounts that would then be due and payable hereunder have been paid in full, or (b) withdrawing said Series W Redemption Demand.

                                   ARTICLE TWO

                                  PAYING AGENT

         The Company shall act as paying agent for the Series Bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York, State of New York, and at the office or agency of the Company, in the City of Chicago, State of Illinois.

                                  ARTICLE THREE

                                  THE TRUSTEES

         SECTION 1. The Trustees hereby accept and enter into this Indenture and the trusts hereby created.

         SECTION 2. The Trustees shall be entitled, in connection with this Indenture, to all of the exemptions and immunities granted to them, or either of them, by the terms of the First Mortgage.


                                  ARTICLE FOUR

           EFFECT OF THIS SUPPLEMENTAL INDENTURE ON THE FIRST MORTGAGE

         The provisions of this Supplemental Indenture shall become effective immediately upon the execution and delivery of this Supplemental Indenture and the First Mortgage shall thereupon be deemed to be amended as set forth in this Indenture, as fully and with the same effect as if the respective provisions of the First Mortgage, as amended by this Supplemental Indenture, had been set forth in said First Mortgage Indenture, dated April 1, 1928, as originally executed.

         Except as specifically amended or supplemented by this Indenture, all of the provisions of the First Mortgage shall remain and continue in full force and effect and unaffected by the execution of this Supplemental Indenture.

         This Supplemental Indenture shall be construed in connection with, and as a part of, the First Mortgage, and the covenants hereof shall be deemed, as to the subject matter of such covenants, covenants of the First Mortgage.

         This Supplemental Indenture may be executed in two or more counterparts, each of which shall be and shall be taken to be an original, and all collectively but one instrument.

                                  ARTICLE FIVE

                      MODIFICATION OF CERTAIN PROVISIONS OF
                               THE FIRST MORTGAGE

         Anything in the First Mortgage to the contrary notwithstanding, the Series Bonds shall not be entitled to the benefit of, nor shall the holders of the Series Bonds have any rights with respect to, (i) the provisions in Group Four of the Granting Clause of the First Mortgage which provide, upon the occurrence of certain events, that the First Mortgage covers certain personal property of the Company (including, without limitation, tools, rolling stock, ships, vessels, boats, motor or other vehicles, raw materials, supplies, store-room contents, work in process, manufactured products, and other personal property, cash, notes, bills and accounts receivable and other choses in action), or (ii) the provisions of Article Six, Section 4, of the First Mortgage insofar as the term "physical property" is used therein could be interpreted to include inventory of the Company (i.e., goods which are held by the Company for sale or lease or to be furnished under contracts of service, or raw materials, work in process or materials used or consumed in the business of the Company).

         IN WITNESS WHEREOF, said Inland Steel Company, the party of the first part, has caused this Indenture to be signed in its corporate name by its President or one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by its Secretary or one of its Assistant Secretaries, and said The First National Bank of Chicago, one of the parties of the second part, has caused this Supplemental Indenture to be signed in its corporate name by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by one of its Trust Officers, and said John G. Finley, the other of the parties of the second part, has hereunto set his hand and seal, all as of the day and year first above written.



                                                 INLAND STEEL COMPANY


                                                 by_________________________

ATTEST:

         by_______________________
           Title:

Signed,  sealed and delivered
by Inland Steel Company
in the presence of:

         _________________________

         _________________________


                            THE FIRST NATIONAL BANK OF CHICAGO



                                   by____________________________________
                                     Vice President

ATTEST:


         by_______________________
           Title:

         Signed, sealed and delivered
         by The First National Bank of Chicago
         in the presence of:


         __________________________


         __________________________



                                    ___________________________(Seal)
                                    John G. Finley


         Signed, sealed and delivered
         by John G. Finley in the
         presence of:


         __________________________


         __________________________

STATE OF ILLINOIS          )
                           )       SS.
COUNTY OF COOK             )


         I, ________________, a Notary Public in and for the county and State aforesaid, DO HEREBY CERTIFY that on this ___ day of July, 1998, before me personally came and appeared in person, [Name], [Title], and [Name], [Title], respectively, of Inland Steel Company, one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be a [Title] and [Title], respectively, of said Inland Steel Company, and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said:
That said [Name] resides in [Location], in the State of Illinois, and that he is a [Title] of said Inland Steel Company, one of the corporations described in and which executed the foregoing indenture; that said [Name] resides in [Location], in the State of Illinois, and that he is [Title] of said Inland Steel Company, one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its board of directors; that said seal was so affixed by authority of the board of directors of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said Inland Steel Company, and of themselves as such officers thereof, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ___ day of July, A.D. 1998.


                                               _____________________________


                                               _________________, a resident
                                               of Cook County, Illinois
                                               Notary Public

My commission expires ___________________.

STATE OF ILLINOIS          )
                           )  SS.
COUNTY OF COOK             )

         I, ___________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that on this ____ day of July, 1998, before me personally came and appeared in person, _________________, a Vice President, and ___________, a Trust Officer, respectively, of The First National Bank of Chicago, one of the corporations described in the within, annexed and foregoing indenture, each to me personally known and personally known to me to be a Vice President and a Trust Officer, respectively, of said The First National Bank of Chicago, and personally known to me to be the same persons whose names are subscribed to said indenture, who subscribed the same in my presence and who severally acknowledged, and, being by me severally duly sworn, deposed and said:
That said ___________ resides in ___________ in the State of Illinois, and that
(s)he is a Vice President of said The First National Bank of Chicago, one of the corporations described in and which executed the foregoing indenture; that said ___________ resides in ___________ in the State of Illinois, and that (s)he is a Trust Officer of said The First National Bank of Chicago, one of the corporations described in and which executed the foregoing indenture; that they know the seal of said corporation; that the seal affixed to said indenture is such corporate seal; that said indenture was executed in behalf of said corporation by authority of its By-Laws; that said seal was so affixed by authority of the By-Laws of said corporation; that they did sign their respective names thereto by like authority; and they further severally acknowledged to me the signing, sealing and delivering of said indenture, and said indenture itself, to be the free and voluntary act and deed of said The First National Bank of Chicago, and of themselves as such officers thereof, for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ____ day of July, A.D. 1998.


                                           __________________________________


                                           ________________________, a resident
                                           of Cook County, Illinois

                                  Notary Public

My commission expires __________________________.

STATE OF ILLINOIS          )
                           )       SS.
COUNTY OF COOK             )

         I, ___________, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that on this ____ day of July, 1998 before me personally came and appeared in person John G. Finley, to me personally known and personally known to me to be the person described in, and who executed, and the same person whose name is subscribed to, the within, annexed and foregoing indenture, and acknowledged the execution of, and that he signed, sealed, executed and delivered said indenture as his free and voluntary act and deed for the uses and purposes therein set forth.

         GIVEN under my hand and official seal this ____ day of July, A.D. 1998.




                                              _________________________________


                                              _____________________, a resident
                                              of Cook County, Illinois
                                              Notary Public


My commission expires ______________________.